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A:\BOWNE8K.WPD -May 29, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) May 27, 1997



                               KOGER EQUITY, INC.
             (Exact name of registrant as specified in its charter)



            Florida                 1-9997            59-2898045

       (State of incorporation    (Commission       (IRS Employer
          or organization)        File Number)    Identification No.)


     3986 Boulevard Center Drive
       Jacksonville, Florida                                32207

 (Address of principal executive offices)                (Zip Code)



Registrant's telephone number:        (904) 398-3403

                                             N/A

   (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         Reference is made to Koger Equity, Inc. News Release and letter to Shareholders, both of which are dated May 27, 1997, and are Exhibits 99(a) and 99(b), respectively, to this Report. These exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number          Description of Exhibit

              99(a)         Koger Equity, Inc. News Release, dated May 27, 1997.

              99(b)         Koger Equity, Inc. Letter to Shareholders, dated
                            May 27, 1997.


                                   SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KOGER EQUITY, INC.



Date:  May 30, 1997               By:   /s/MARY H. MCNEAL
                                           Mary H. McNeal
                                  Title:  Assistant Secretary


                                 EXHIBIT INDEX

         The following designated exhibits are filed herewith:

Exhibit

99(a)                Koger Equity, Inc. News Release, dated May 27, 1997.

99(b)                Koger Equity, Inc. Letter to Shareholders, dated
                     May 27, 1997.






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